ITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2024

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

222 W. Merchandise Mart Plaza,
Suite 1300
Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07, below, on September 18, 2024, at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Conagra Brands, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), the shareholders of the Company approved a proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) to provide for the exculpation of certain of the Company’s officers in specific circumstances, as permitted by Delaware law, to remove obsolete provisions relating to the Company’s former staggered board and to address miscellaneous drafting inconsistencies.

The Amended and Restated Charter was filed with the Secretary of State of the State of Delaware on September 18, 2024 and was effective as of such date. The foregoing description of the Amended and Restated Charter is qualified in its entirety by the complete text of the Amended and Restated Charter, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference in its entirety into this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 18, 2024, the Company held its Annual Meeting of Shareholders. The final voting results for the matters brought before that meeting are set forth below:

1.Election of Directors

The Company’s shareholders voted to elect the following eleven (11) nominees to serve as directors of the Company until their term expires at the Company’s 2025 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Anil Arora	356,931,009	16,542,190	574,527	49,066,884
Thomas “Tony” K. Brown	364,181,712	9,293,632	572,382	49,066,884
Emanuel “Manny” Chirico	369,400,918	3,959,179	687,629	49,066,884
Sean M. Connolly	370,085,033	3,393,022	569,671	49,066,884
George Dowdie	369,312,531	4,157,640	577,555	49,066,884
Francisco Fraga	371,561,610	1,910,116	576,000	49,066,884
Fran Horowitz	359,657,104	13,840,783	549,839	49,066,884
Richard H. Lenny	341,582,881	31,895,109	569,736	49,066,884
Melissa Lora	366,800,353	6,719,366	528,007	49,066,884
Ruth Ann Marshall	340,388,261	33,096,112	563,353	49,066,884
Denise A. Paulonis	369,375,487	4,131,480	540,759	49,066,884

2. Approval of an amendment to the Company’s Certificate of Incorporation to provide for officer exculpation

The Company’s shareholders voted to approve the amendment to the Company’s Certificate of Incorporation to provide for officer exculpation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
333,756,365	38,966,380	1,324,981	49,066,884

3.Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders did not approve, on a non-binding, advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
166,656,287	206,154,506	1,236,933	49,066,884

4.Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditor for Fiscal 2025

The Company’s shareholders voted to ratify the appointment of KPMG LLP as the Company’s independent auditor for fiscal 2025. The voting results were as follows:

For	Against	Abstain
415,670,261	6,799,550	664,799

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit

NumberDescription

3.1 Amended and Restated Certificate of Incorporation of Conagra Brands, Inc.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Carey Bartell
Name:	Carey Bartell
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: September 23, 2024